                                                                    EXHIBIT 10.8

                                    AMENDMENT
                                     TO THE
                            SHARE PURCHASE AGREEMENT

     Reference is made to that certain Share Purchase Agreement (the "Agreement") entered into as of July 20, 2001, by and among MetaSolv, Inc., a Delaware corporation (the "Company"), MetaSolv Canada Inc., a corporation incorporated under the laws of Nova Scotia and a wholly-owned subsidiary of the Company ("MetaSolv Canada"), MetaSolv Canada Holdings Inc., a corporation incorporated under the laws of Nova Scotia and a wholly-owned subsidiary of MetaSolv Canada ("MCH"), LAT45(degree) Information Systems Inc., a corporation incorporated under the federal laws of Canada ("LAT45"), each of the shareholders of LAT45 and each of Joseph Hatchuel, Toufik Abdallah, Serge Bouhadana and Jean-Nicolas Guet. This Amendment to the Share Purchase Agreement (this "Amendment") is entered into as of August 20, 2001, by and between MCH and Joseph Hatchuel, the shareholders' representative appointed pursuant to Section
8.16 of the Agreement (the "Shareholders' Representative").

                                    RECITALS:
                                    --------

     A. MCH and the Shareholders' Representative wish to enter into this Amendment to amend and restate Schedule 6.2(b)(viii) to the Agreement in its entirety.

     B. Pursuant to Section 8.3 of the Agreement, the Agreement may be amended in writing by MCH and the Shareholders' Representative.

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENTS:
                                   ----------

     1. The parties hereto agree that Schedule 6.2(b)(viii) to the Agreement shall be amended and restated in its entirety to read as set forth on Exhibit A
                                                                      ---------
hereto.

     2. The parties hereto agree that, except as set forth above in paragraph 1, the Agreement shall remain unaffected and in full force and effect.

               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                    METASOLV CANADA HOLDINGS INC.


                                    By: /s/ Jonathan K. Hustis
                                        ----------------------------------------
                                    Name:   Jonathan K. Hustis
                                          --------------------------------------
                                    Title:  Secretary
                                           -------------------------------------


                                    SHAREHOLDERS' REPRESENTATIVE:

                                    /s/ Joseph Hatchuel
                                    --------------------------------------------
                                    Joseph Hatchuel

                                    EXHIBIT A

                              Schedule 6.2(b)(viii)

Name                                              Number of Shares
----                                              ----------------
Joseph Hatchuel                                         87,500
Toufik Abdallah                                         87,500
Serge Bouhadana                                         87,500
Jean-Nicolas Guet                                       87,500
Patrice Trudel                                          37,300
Toni Arcuri                                             33,300
Sarah Minciotti                                         33,300
Pascal Bouvry                                           20,300
Benoit Lemieux                                          18,000
Roland Younes                                           16,000
Sam Bouhadana                                           16,000
Tom Turnbull                                            13,000
Ignacio Troncoso                                        13,000
Eric Baelens                                            12,000
Ghada Boutanios                                         11,000
Aaron Minciotti                                         11,000
Miguel Figueroa                                          9,000
Marie Tremblay                                           2,500
Herve Francois                                           2,500
Toufik Issad                                               600
Nassim Fath Bouabcha                                       300
Paola Oriani                                               300
Fernando Gutierrez                                         200
Antoinette Giuffrida                                       200
Gilbert Cousineau                                          200
                                                           ---

Total                                                  600,000


                                      A-1